OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2012
OTHER NON-CURRENT ASSETS
12.	OTHER NON-CURRENT ASSETS

Other non-current assets consisted of the following:

	December 31, 2012	December 31, 2011
Available-for-sale equity securities	10	9
Trading equity securities	8	7
Long-term State receivables	470	369
Long-term receivables from third parties	2	12
Long-term loans to affiliates	28	—
Prepaid for pension	5	1
Deposits and other non-current assets	37	34

Total	560	432

Long-term State receivables include receivables related to funding and receivables related to tax refund. Funding are mainly public grants to be received from governmental agencies in Italy and France as part of long-term research and development, industrialization and capital investment projects. Long-term receivables related to tax refund correspond to tax benefits claimed by the Company in certain of its local tax jurisdictions, for which collection is expected beyond one year.